UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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LIGHTWAVE LOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1831 Lefthand Circle, Suite C

Longmont, CO 80501

April 13, 2017

Dear Fellow Shareholder:

The 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) will be held at 10:00 a.m. (Mountain Time) on Thursday, May 18, 2017 at the Hotel Boulderado, 2115 Thirteenth Street, Boulder, Colorado 80302. I hope you will be able to attend.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Please sign, date and return the enclosed Proxy without delay in the enclosed envelope, via telephone or via e-mail. The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2016 accompanies the Proxy Statement. The proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at www.lightwavelogic.com.

All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (i) as to Proposal 1, the Proxy confers authority to vote “FOR” all of the four (4) persons listed as candidates for a position on the Board of Directors; (ii) as to Proposal 2, the Proxy confers authority to vote “FOR” the ratification of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (iii) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement is in the best interest of the Company and its shareholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

Your vote is important and we encourage you to vote promptly. For record holders, whether or not you are able to attend the Annual Meeting in person, please follow the instructions contained in the Notice on how to vote via the Internet, by phone, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Thank you for your investment and continued interest in Lightwave Logic, Inc.

Sincerely,

/s/ Thomas E. Zelibor

Thomas E. Zelibor

Chief Executive Officer

LIGHTWAVE LOGIC, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, MAY 18, 2017

To our Shareholders:

Notice is hereby given that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) will be held at 10:00 a.m. (Mountain Time) on Thursday, May 18, 2017 at the Hotel Boulderado, 2115 Thirteenth Street, Boulder, Colorado 80302, for the following purposes:

1.

To elect four (4) Directors to the Board of Directors to serve various terms expiring at either the 2018 or 2020 Annual Meeting of Shareholders, as applicable and as more fully described in the Proxy Statement, or until their successors have been duly elected or appointed and qualified;

2.	To ratify the appointment of Morison Cogen LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 5, 2017, as the Record Date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a shareholders list will be kept at the Company’s office and shall be available for inspection by shareholders during usual business hours. A shareholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

/s/ Thomas E. Zelibor

Thomas E. Zelibor

Chief Executive Officer

April 13, 2017

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Lightwave Logic, Inc. of proxies to be voted at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) that will be held at 10:00 a.m. (Mountain Time) on Thursday, May 18, 2017 at the Hotel Boulderado, 2115 Thirteenth Street, Boulder, Colorado 80302 and at any adjournments thereof (the “Annual Meeting”). In this Proxy Statement, Lightwave Logic, Inc. is referred to as “we,” “us,” “our,” “Company” or “Lightwave Logic” unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect four (4) Directors to the Board of Directors; (ii) to ratify the appointment of Morison Cogen LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (iii) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the shareholders vote in favor of each of the Director Nominees and each of the proposals. Only holders of record of Common Stock of the Company at the close of business on April 5, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of our Company are located at 1831 Lefthand Circle, Suite C, Longmont, CO 80501, and our telephone number is 720-340-4949. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to shareholders is April 13, 2017. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (“Annual Report”) is enclosed with these materials, but should not be considered proxy solicitation material. Additionally, the proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at www.lightwavelogic.com.

INFORMATION CONCERNING SOLICITATION AND VOTING

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a shareholder of record at the close of business on April 5, 2017 (the “Record Date”), and are entitled to vote at the meeting. The Company has delivered to you by mail beginning on or about April 13, 2017, the Proxy Statement and the Annual Report, along with either a proxy card or a voting instruction card. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Who is entitled to vote?

Shareholders as of the close of business on the Record Date are entitled to vote. Each shareholder is entitled to one vote for each share of common stock held on the Record Date. Shareholders are not entitled to cumulative voting.

Who can attend the Annual Meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend.

What do I need to be admitted to the Annual Meeting?

In order to be admitted to the Annual Meeting, a shareholder must present proof of ownership of Lightwave Logic stock on the Record Date. Any holder of a proxy from a shareholder must present the proxy card, properly executed. If your shares are held in the name of a bank, broker or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting. All shareholders must also present a form of personal identification in order to be admitted to the meeting.

What am I being asked to vote on at the meeting?

We are asking our shareholders to elect directors and ratify the appointment of our independent registered public accounting firm.

How many votes are needed for approval of each item?

Proposal Number 1. Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the four nominees receiving the most votes will be elected as directors. Shareholders are not entitled to cumulative voting with respect to the election of directors. Broker non-votes will not be counted as a vote cast on Proposal Number 1.

Proposal Number 2. The appointment of Morison Cogen LLP as our independent registered public accounting firm will be ratified if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Because the ratification of the appointment of the independent auditor is considered a “routine” matter, brokers are permitted to vote on this proposal if they have not received instructions from the beneficial owners, as discussed below.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. The New York Stock Exchange’s (the “NYSE”) Rule 452 restricts when brokers who are record holders of shares may exercise discretionary authority to vote those shares. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non-vote”) on non-discretionary items absent instructions from the beneficial owner. With respect to the Annual Meeting, Rule 452 prohibits such brokers from exercising discretionary authority in the election of the Company’s directors, but such brokers may exercise discretionary authority with respect to the ratification of the selection of the Company’s independent registered public accounting firm.

What constitutes a quorum?

As of the Record Date, 69,717,642 shares of our common stock were issued and outstanding. The presence, either in person or by proxy, of the holders of thirty-three and one-third percent (33.3%) of these outstanding shares is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

How do I vote?

Record Holders: Shareholders may vote in person at the Annual Meeting, or by proxy via the proxy card, or via telephone or internet as instructed on the proxy card. If you will be returning your vote by use of the proxy card, indicate your voting preferences on the proxy card, sign and date it, and return it in the prepaid envelope provided with this Proxy Statement. If you return a signed proxy card but do not indicate your voting preferences, the proxies named in your proxy card will vote FOR all proposals on your behalf. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company’s Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

If you hold your shares in “street name”: Your broker, bank or other nominee will ask for your instructions, generally by means of a voting instruction form. If you do not provide voting instructions to your broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote.

If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the meeting.

What is the difference between being a “record holder” and “holding shares in street name?”

Most shareholders of the Company hold their shares in a stock brokerage account or through a nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holders: If your shares are registered directly in your name with our Company’s transfer agent, Broadridge, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

If you hold your shares in “street name”: If your shares are held in a stock brokerage account or by a nominee, you are considered the beneficial owner of the shares which are held in “street name” and these proxy materials are being forwarded to you by your nominee, who is considered the shareholder of record with respect to these shares. As the beneficial owner, you have the right to direct your nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a legal proxy from your nominee. Your nominee has enclosed a voting instruction card for you to use in directing the nominee how to vote your shares.

What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors and “FOR” all of the other proposals.

What happens if I do not instruct my broker how to vote or if I mark “abstain” or “withhold authority” on the proxy?

If you mark your proxy “abstain” or “withhold authority,” your vote will have the same effect as a vote against the proposal or the election of the applicable director. If you do not instruct your broker how to vote, your broker may vote for you on “routine” proposals but not on “non-routine” proposals. The ratification of the selection of the Company’s independent registered public accounting firm is considered routine, but the election of directors is non-routine. Therefore, if you do not vote on the election of directors, your broker will not be allowed to vote your shares. Broker non-votes with respect to a matter will not be considered as present and entitled to vote with respect to that matter and thus will have no effect on the vote for that matter.

Can I change my voting instructions before the meeting?

Proxies given by shareholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of the Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the meeting.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under NYSE Rule 452, the ratification of the selection of the Company’s independent registered public accounting firm is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner, and election of directors is a non-routine matter which requires the broker’s client to provide the broker with voting instructions. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or any other proposals.

As to Item 1, the Proxy confers authority to vote for all of the four persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless “For All Except” is marked and the number(s) of the nominee(s) are written on the line below. The Proxy will be voted FOR Item 2 unless AGAINST or ABSTAIN is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

Who will count the vote?

A Broadridge representative will tabulate the votes and act as inspector of election at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

What does it mean if I get more than one proxy card?

It means that you hold shares registered in more than one account. You must return all proxies to ensure that all of your shares are voted.

How many copies of the Proxy Statement or Annual Report to Shareholders will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Proxy Statement or Annual Report to Shareholders to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will however, deliver promptly a separate copy of the Proxy Statement or Annual Report to Shareholders to a security holder at a shared address to which a single copy of such documents was delivered, on written or oral request. Requests for copies of the Proxy Statement or Annual Report to Shareholders or requests to cease householding in the future should be directed to Andrew Ashton, Secretary, Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, CO 80501. Telephone 720-340-4949. If you share an address with another shareholder and wish to receive a single copy of these documents, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Shareholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I obtain additional proxy materials or other Company materials?

The proxy materials and Annual Report included in this package, along with the Company’s other SEC filings, are available on the internet under the “Investors” page of the Company’s website at at www.lightwavelogic.com. Any shareholder desiring additional proxy materials, a copy of any other document incorporated by reference in this Proxy Statement, or a copy of the Company’s bylaws should contact the Company’s Secretary. Requests should be directed to Andrew Ashton, Secretary, Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, CO 80501. Telephone 720-340-4949.

Who pays for the cost of this proxy solicitation?

The Company pays for the cost of soliciting proxies on behalf of the Board of Directors. We have retained Morrow Sodali LLC, 470 West Ave., Stamford, Connecticut 06902, to aid in the solicitation of proxy materials for the estimated fee of $7,500 plus expenses. The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners. Proxies may be solicited by mail, telephone, other electronic means or in person. Directors, officers and regular, full-time employees of the Company, none of whom will receive any additional compensation for their services, may solicit proxies.

Who are the largest principal shareholders?

See “Security Ownership of Certain Beneficial Owners” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

What percentages of stock do the directors and officers own?

Together, they own approximately 12.6% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Security Ownership of Management” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Nevada Revised Statutes, our shareholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.lightwavelogic.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Our bylaws provide that the number of directors who constitute our Board of Directors is determined by resolution of the Board of Directors, but the total number of directors constituting the entire Board of Directors shall not be less than three or more than nine. Our Board of Directors currently consists of eight directors. On July 25, 2013, certain provisions of our bylaws were amended, including provisions relating to: (i) Classes of Directors, whereby the Board of Directors is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. Prior to the amendment, there was only one class of directors; and (ii) Terms of Office, whereby provisions were created for staggered terms with each director serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal. Prior to the amendment, there were no staggered terms and each director served for a term of one (1) year.

The names of our directors, including the four nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

Identity of directors

Name	Age	Position	Year First Elected Director
Thomas E. Zelibor	63	Chair of the Board; Chief Executive Officer*	2008
Michael S. Lebby	55	Director **	2015
James S. Marcelli	69	Director; President; Chief Operating Officer	2008
William C. Pickett, III	73	Director	2008
Joseph A. Miller, Jr.	75	Director	2011
Ronald A Bucchi	62	Director	2012
Siraj Nour El-Ahmadi	52	Director	2013
Frederick J. Leonberger	69	Director	2017

———————

*

On March 16, 2017 Mr. Zelibor tendered his resignation as Chief Executive Officer of the Company effective April 30, 2017.  Mr. Zelibor will retain his position as Chair of the Board.

**

On March 16, 2017, the Company’s Board of Directors elected Dr. Michael Lebby as the Chief Executive Officer of the Company effective May 1, 2017. Dr. Lebby will also continue to serve as a member of the Company’s Board of Directors.

Business Experience of Directors

Thomas E. Zelibor, Rear Admiral, USN (Ret). RADM Zelibor has served as our Chief Executive Officer and Chair of the Board of Directors (executive) since May 2012. On March 16, 2017 Mr. Zelibor tendered his resignation as Chief Executive Officer of the Company effective April 30, 2017.  Mr. Zelibor will retain his position as Chair of the Board. Mr. Zelibor previously served as Non-Executive Chair of the Board of Directors of our Company since October 2011, and has served as a director of our Company since July 2008. He also previously served on our Operation Committee. Mr. Zelibor is in charge of the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. Mr. Zelibor has over twenty years of strategic planning and senior leadership experience. Mr. Zelibor is currently a director of Nuvectra Corp. Since April 2011, Mr. Zelibor served as the Chief Executive Officer and President of Zelibor & Associates, LLC, a management-consulting firm. From July 2008 to April 2011, Mr. Zelibor served as the Chief Executive Officer and President of Flatirons Solutions Corp., a professional services firm that provides consulting, systems integration, systems & software engineering, and program management expertise to corporate and government clients. Prior to that time, Mr. Zelibor served in the U.S. Navy in a number of positions, including as the Dean of the College of Operational and Strategic Leadership at the United States Naval War College where he was responsible for the adoption of a corporate approach to leadership development; Director of Global Operations, United States Strategic Command; Director, Space, Information Warfare, Command and Control on the Navy staff; Department of the Navy, Deputy Chief Information Officer (CIO), Navy; Commander, Carrier Group Three and Commander, Naval Space Command. Mr. Zelibor earned his bachelor’s degree from the United States Naval Academy and has been a participant in the Senior Leader in Residence Program and a visiting scholar for the Zell Center for Risk Research at the Kellogg School of Management, Northwestern University.

Dr. Michael S. Lebby. Dr. Lebby has served as a director of our Company since August 26, 2016. On March 16, 2017, the Company’s Board of Directors elected Dr. Michael Lebby as the Chief Executive Officer of the Company effective May 1, 2017. From June 2013 to present, Dr. Lebby has served as President and CEO of OneChip Photonics, Inc., a privately held company headquartered in Ottawa, Canada, that is a leading provider of low-cost, small-footprint, high-performance indium phosphide (InP)-based photonic integrated circuits (PICs) and PIC-based optical sub-assemblies (OSAs) for the Data Center markets. Also, Dr. Lebby presently serves as part-time full professor, and chair of optoelectronics at Glyndwr University in Wales, UK, and as a consultant to bring forward advanced materials, device, and integrated photonics technologies that will generate high margin value as products. Since 2015, Dr. Lebby has been focusing on InP-based photonic integrated circuits (PICs) and optoelectronic integrated circuits (OEICs) for the datacenter segment and has been instrumental in assembling California’s proposal (via USC) to the Federal Government for an integrated photonics manufacturing institute.  Dr. Lebby holds a Doctor of Engineering, a Ph.D., a MBA and a Bachelors degree, all from the University of Bradford, United Kingdom.

Mr. James S. Marcelli. Mr. Marcelli has served as an officer and director of our Company since August 2008. Since May 2012, Mr. Marcelli has served as our Company’s President and Chief Operating Officer. Previously, from August 2008 to April 2012, Mr. Marcelli served as our President and Chief Executive Officer. Mr. Marcelli is in charge of the day-to-day operations of our Company and its movement to a fully functioning commercial corporation, and also serves as our Company’s principal financial officer. Since 2000, Mr. Marcelli has served as the president and chief executive officer of Marcelli Associates, a consulting company that offers senior management consulting, mentoring, and business development services to start-up and growth companies. Business segments Mr. Marcelli has worked with included an Internet networking gaming center, high-speed custom gaming computers, high tech manufacturing businesses and business service companies.

Mr. William C. Pickett. Mr. Pickett has served as a director of our Company since January 2008, and he currently serves a member of our Audit Committee. Mr. Pickett enjoyed a 32 year career with E.I. DuPont de Nemours & Co., where he worked in numerous financial leadership positions, including serving from February 2002 to April 2004 as Chief Financial Officer of Invista, DuPont’s $7 billion man-made fibers company, which was ultimately sold to Koch Industries, Inc. From 2005 through 2011, Mr. Pickett served on the Board of Directors of the Ronald McDonald House of Delaware. He also served as Treasurer, was a member of the Executive Committee, and chaired the Finance Committee. From 2004 through 2015, Mr. Pickett served on the Board of Trustees of Operation Warm, a not-for-profit organization, and chaired their Audit Committee. Mr. Pickett received his MBA from the Harvard Business School and a BA from Trinity College.

Dr. Joseph A. Miller, Jr.  Dr. Miller has served as a director of our Company since May 10, 2011. From 2002 to May 2012, Dr. Miller served as Executive Vice President and Chief Technology Officer of Corning Incorporated, having joined Corning Incorporated in 2001 as Senior Vice President and Chief Technology Officer.  Prior to joining Corning Incorporated, Dr. Miller was with E.I. DuPont de Nemours, Inc., where he served as Chief Technology Officer and Senior Vice President for Research and Development since 1994.  Dr. Miller began his career with DuPont in 1966.  Dr. Miller is a director and Non-executive Chairman of Nuvectra Corp., and he previously served as a director for Greatbatch, Inc. He holds a doctorate degree in Chemistry from Penn State University.

Mr. Ronald A. Bucchi. Mr. Bucchi has served as a director of our Company since June 11, 2012, and he currently serves a member of our Audit Committee.  Mr. Bucchi is currently a self employed C.P.A. with a specialized practice that concentrates in CEO consulting, strategic planning, mergers, acquisitions, business sales and tax. He works with domestic and international companies. Mr. Bucchi is currently a member of the board of directors of First Connecticut Bancorp, Inc., serving on Asset Liability Committee, the Governance and Loan committees in addition to chairing the Audit committee. He is currently the Treasurer and a member of the Board of Directors of the Petit Family Foundation, Inc. He has served on numerous other community boards and is past Chairman of the Wheeler Clinic and the Wheeler YMCA. He is a member of the Connecticut Society of Certified Public Accountants, American Institute of Certified Public Accountants and the National Association of Corporate Directors. Mr. Bucchi is a graduate of the Harvard Business School Executive Education program with completed course studies in general board governance, audit and compensation and a graduate of Central Connecticut State University where he received his B.S. in Accounting.

Mr. Siraj Nour El-Ahmadi. Mr. El-Ahmadi has served as a director of our Company since October 2, 2013, and he currently serves a member of our Audit Committee. Since 2004, Mr. El-Ahmadi has served as Founder, President and Chief Executive Officer of Menara Networks, a developer of innovative products and solutions that simplify layered optical transport networks. Mr. El-Ahmadi has over 17 years of experience in optical transmission in particular and the telecom industry in general. Prior to founding Menara, Mr. El-Ahmadi served as Vice President-Marketing & Product Management at Nortel where he was responsible for the OPTera LH 4000 ULR product (acquired from Qtera) that achieved over $200M in revenues in its first two years. Prior to that, Mr. El-Ahmadi was the Product Architect & Vice President of Product Management at Qtera Corporation, a successful technology start-up acquired by Nortel in 2000 for $3.25 billion. Mr. El-Ahmadi also held a Senior Manager position at Bell Northern Research and worked as a Transmission Engineer at WilTel (WorldCom) where he evaluated and deployed the world first bidirectional EDFA and bi-directional WDM transmission. Mr. El-Ahmadi holds a BS and MS in Electrical Engineering from the University of Oklahoma, is a member of Eta Kappa Nu and is the inventor of 11 patents, issued or pending, in the area of optical communications. He has authored a number of publications and is a frequent speaker at telecom and optical networking events and conferences.

Dr. Frederick J. Leonberger. Dr. Leonberger has served as a director of our Company since April 1, 2017. Since 2010, Dr. Leonberger has served as the Principal of EOvation Advisors LLC, a private technology and business advisory firm and presently serves as a board member for various private photonics companies. Dr. Leonberger is a widely known technologist and industry leader in the field of photonics and fiber optics. For nearly 40 years he has been a leading contributor to the development of a variety of important optical devices, company leadership, product and business strategy, and commercialization. The integrated optical modulator technology he and his colleagues pioneered has been used pervasively for over 20 years to encode data at multi-Gb/s rates in long-haul fiber optic networks (the Internet "superhighways"). He previously served as senior vice president and chief technology officer of JDS Uniphase Corporation (JDSU, now Lumentum), a leading optical components company, from 1995 until his retirement in 2003, where he played a lead role in technology strategy, mergers and acquisitions and intellectual property activities. Prior to JDSU, he was co-founder and general manager of United Technologies Photonics (UTP), a high-speed optical modulator company, and held research management positions at United Technologies Research Center (UTRC) and MIT Lincoln Laboratory. He is a member of the National Academy of Engineering and the recipient of several industry awards.

The Board of Directors believes that each of the Directors named above has the necessary qualifications to be a member of the Board of Directors. Each Director has exhibited during his prior service as a director the ability to operate cohesively with the other members of the Board of Directors. Moreover, the Board of Directors believes that each director brings a strong background and skill set to the Board of Directors, giving the Board of Directors as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

Transactions with Related Persons

Dr. Frederick J. Leonberger, through EOvation Advisors LLC, has served as a senior advisor to Lightwave Logic since December 2011, with emphasis on modulator/technology development. The registrant paid EOvation Advisors LLC approximately $114,360 and $87,672 in consulting compensation during the fiscal year ended 2016 and 2015, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements with the following exception: Mr. Tom Zelibor filed one late Form 4 to report an employee stock option he acquired directly from the Company, which occurred due to clerical error.

CORPORATE GOVERNANCE

Code of Ethics

Our Company has adopted a Code of Ethics and Business Conduct that applies to all of the Company’s employees, including its principal executive officer and principal accounting officer. A copy of our Code of Ethics and Business Conduct is available for review on the “Investors” page of our Company’s website www.lightwavelogic.com. The Company intends to disclose any changes in or waivers from its Code of Ethics and Business Conduct by posting such information on its website.

Audit Committee

Our Company has in place a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our audit committee is governed by an audit committee charter, a current copy of which is available to security holders on our web site located at www.lightwavelogic.com.

Our audit committee has reviewed and discussed the audited financial statements with management and has discussed with its independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The audit committee has received the written disclosures and the letter from its independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with its independent accountant the independent accountant’s independence. Based on the review and discussions described above, the audit committee recommended to the Board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. This Audit Committee Report has been furnished by the following directors who comprise the Audit Committee of the Board of Directors: Ronald A. Bucchi, William C. Pickett, III and Siraj Nour El-Ahmadi.

Our audit committee is comprised of Ronald A. Bucchi, William C. Pickett, III and Siraj Nour El-Ahmadi, each of whom is an independent director, as defined below in Certain Relationships and Related Transactions, and Director Independence. Mr. Bucchi serves as our audit committee financial expert as that term is defined by the rules promulgated by the Securities and Exchange Commission. During our last fiscal year, our Audit Committee held four (4) meetings.

Compensation Committee

Our Board of Directors does not have a standing compensation committee or committee performing similar functions. This is due to our development stage, the small number of executive officers involved with our Company, and the fact that we operate with few employees. Our full Board of Directors currently participates in the consideration of executive officer and director compensation. We do not have a Compensation Committee charter. Our Board of Directors is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. Our Board of Directors also has the principal responsibility for the administration of our employee stock plan. Our Board of Directors will continue to evaluate, from time to time, whether it should appoint a standing compensation committee.

Executive officers who are also directors participate in determining or recommending the amount or form of executive and director compensation, but the independent directors determine the ultimate determination of executive compensation. Neither the Board of Directors nor management utilizes compensation consultants in determining or recommending the amount or form of executive and director compensation.

Nominating Committee

Our Board of Directors does not have a nominating committee. This is due to our being a development stage company. Instead of having such a committee, our Board of Directors historically has searched for and evaluated qualified individuals to become nominees for membership on our Board of Directors. The directors recommend candidates for nomination for election or reelection for each annual meeting of shareholders and, as necessary, to fill vacancies and newly created directorships.

All of our director nominees have expressed their willingness to continue to serve as our directors. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our shareholders and other stakeholders. To date, all new candidates have been identified by members of our Board of Directors, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a shareholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a shareholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any shareholder or group of shareholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of shareholders, shareholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a shareholder for nomination at the 2018 Annual Meeting of Shareholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Shareholder Proposals for 2018 Annual Meeting.” The recommendation must include the information specified in our bylaws for shareholder nominees to be considered at an annual meeting, along with the following:

•	The shareholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The shareholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
•	A description of any arrangements or understandings between the shareholder, the nominee and any other person regarding the nomination; and
•

Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our shareholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures in our Definitive Schedule 14A filed on April 20, 2016.

Operations Committee

Our Board of Directors has established an Operations Committee in order to utilize the talent of its members of the Board of Directors on a temporary basis for various short term Company projects. Our Board of Directors is charged with affirmatively determining that any director appointed to the Operations Committee does not have a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. On March 16, 2017, the Company’s Board of Directors elected Dr. Michael Lebby as the Chief Executive Officer of the Company effective May 1, 2017. Dr. Lebby will continue to serve on the Company’s Operations Committee until April 30, 2017. Dr. Frederick Leonberger became a director of our Company on April 1, 2017 and was appointed to serve on the Company’s Operations Committee at that time. The Operations Committee Charter is available to shareholders on our website at www.lightwavelogic.com. During our last fiscal year, our OperationsCommittee held no meetings.

Director Independence

Although we are currently traded on the Over-the-Counter Markets, our Board of Directors has reviewed each of the Directors’ relationships with the Company in conjunction with NASDAQ Listing Rule 5605(a)(2) that provides that an “independent director” is ‘a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.’ Our Board of Directors has affirmatively determined that the following directors, William C. Pickett, III, Joseph A. Miller, Jr., Ronald A. Bucchi, Siraj Nour El-Ahmadi, Michael Lebby and George L. Lauro (served as a director from 2014 to 7/31/16) are independent directors in that they are independent of management and free of any relationship that would interfere with their independent judgment as members of our Board of Directors.  In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The following members of our Board of Directors, Thomas E. Zelibor, James S. Marcelli Frederick J. Leonberger, and Andrew Ashton (served as a director from 2004 to 3/22/17) are not are independent directors pursuant to the standards described above. Upon Dr. Michael Lebby assuming the role as our Chief Executive Officer on May 1, 2017, Dr. Lebby will no longer be an independent director.

Our Company does not have a separately designated nominating or compensation committee or committee performing similar functions; therefore, our full Board of Directors currently serves in these capacities.

Policies and Procedures for Related-Party Transactions

Our Company does not have any formal written policies or procedures for related party transactions, however in practice, our board of directors reviews and approves all related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in our securities, or adherence to standards of business conduct.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Thomas Zelibor, serves as our Chief Executive Officer and Chairman of the Board of Directors; but effective May 1, 2017, our structure will change so that our Company will have a separate Chief Executive Officer and Chair of the Board of Directors. Dr. Michael Lebby will serve as our Principal Executive Officer and as such, will be responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. Mr. Zelibor will serve as our Chair of the Board of Directors, and as such, Mr. Zelibor is responsible for performing a variety of functions related to our corporate leadership and governance, including steering the direction of the Company, coordinating board activities, setting relevant items on the agenda, leading the Board’s review of our Chief Executive Officer and ensuring adequate communication between the Board of Directors and management, which he will do in conjunction with the independent directors. Mr. Zelibor is not considered an independent director. In March 2017, our Board of Directors eliminated the position of Lead independent director due to overlap with Mr. Zelibor’s additional new duties as Chair of the Board. Our Board of Directors has determined that this leadership structure is appropriate for the size of our Company.

Effective May 1, 2017 our Board will be comprised of six outside directors and two inside directors, four of which will be independent and four of which will be non-independent. Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management and it intends to name an additional candidate to the Board who can be affirmatively determined to be a non independent director.

Risk Oversight

The Board of Directors is actively involved in the oversight of risks, including strategic, operational and other risks, which could affect our business. The Board of Directors does not have a standing risk management committee, but administers this oversight function directly through the Board of Directors as a whole, which oversee risks relevant to their respective functions. The Board of Directors considers strategic risks and opportunities and administers its respective risk oversight function by evaluating management’s monitoring, assessment and management of risks, including steps taken to limit our exposure to known risks, through regular interaction with our senior management and in Board and committee deliberations that are closed to members of management. The interaction with management occurs not only at formal Board and committee meetings but also through periodic and other written and oral communications.

Shareholder Communications with the Board

Shareholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, CO 80501. These communications will be delivered to the Board, or any individual director, as specified.

Meetings of the Board and Committees; Meeting Attendance

During 2016, there were five (5) meetings of the Board of Directors. During fiscal 2016, all of the directors attended over 75% of the Board and committee meetings for which the directors served. The Board of Directors also acted at times by unanimous written consent, as authorized by our bylaws and the Nevada Revised Statutes.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders. Six of the nine members of our Board of Directors attended our 2016 annual meeting.

EXECUTIVE OFFICERS

Identity of Executive Officers and Significant Employees

Name	Age	Position

Thomas E. Zelibor	63	Chmn. of the Board of Directors, Chief Executive Officer*
Michael S. Lebby	55	Director**
James S. Marcelli	69	Director, President, Chief Operating Officer
Andrew J. Ashton	43	Senior Vice President, Secretary

———————

*

On March 16, 2017 Mr. Zelibor tendered his resignation as Chief Executive Officer of the Company effective April 30, 2017.  Mr. Zelibor will retain his position as Chair of the Board.

**

On March 16, 2017, the Company’s Board of Directors elected Dr. Michael Lebby as the Chief Executive Officer of the Company effective May 1, 2017. Dr. Lebby will also continue to serve as a member of the Company’s Board of Directors.

Business Experience of Executive Officers and Significant Employees

The business experience of Messrs. Zelibor, Lebby and Marcelli is described above under the caption “Business Experience of Directors.”

Mr. Andrew J. Ashton.  Mr. Ashton has served as an officer of our Company since July 2004. Mr. Ashton has served as our Senior Vice president since April 2009. Mr. Ashton served as a director of our Company from July 2004 to March 2017. Since 2004, his assistance in the creation of the synthetic chemistry of our novel molecular architecture has been fundamental to our Company's success.  His current duties include the development of chemical synthesis, providing extensive analytical support and assisting with our Company's management goals. Mr. Ashton is a skilled computer scientist and organic chemist who began his career in 1998 at the Army Research Laboratory on the Aberdeen Proving Grounds where he helped to design and implement computer interfaces for fiberglass composite analysis.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2016 and 2015.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	All Other Compensation ($) (g)	Total ($) (h)

Thomas E. Zelibor	2016	350,000	0	0	105,493	2,440	457,933
CEO, Chmn. of the Board (1)	2015	350,000	0	0	188,402	2,440	540,842

James S. Marcelli	2016	225,000	15,000	0	7,203	11,051	258,254
President, COO, Director (2)	2015	219,167	0	0	522,716	2,150	744,033

———————

1.

Mr. Zelibor receives a salary of $29,166.66 per month pursuant to his March 3, 2014 employment agreement, which also provided for him to receive an option to purchase up to 40,000 shares of common stock at an exercise price of $0.92 per share. Additionally, in the event Mr. Zelibor’s employment terminates upon his death and key man life insurance is in place for Mr. Zelibor, our Company will continue to pay the base cash compensation described in Mr. Zelibor’s employment agreement to his estate through the remainder of term of his employment agreement, or 12 months, whichever is longer. On July 1, 2015, (i) an option to purchase up to 100,000 shares of common stock at an exercise price of $1.75 per share issued July 11, 2008 and set to expire on July 10, 2015; (ii) an option to purchase up to 150,000 shares of common stock at an exercise price of $1.42 per share issued August 29, 2008 and set to expire on August 29, 2015; and (iii) an option to purchase up to 100,000 shares of common stock at an exercise price of $1.00 per share issued December 13, 2010 and set to expire on December 12, 2015 were cancelled, and on that same date, Mr. Zelibor received an option to purchase up to 350,000 shares of common stock at an exercise price of $.70 that vested immediately. On November 10, 2015, Mr. Zelibor was granted an option to purchase up to 100,000 shares of common stock at an exercise price of $.86 per share. The option vests 12,500 shares on January 1, 2016 and the remaining vest quarterly in equal installments of 12,500 shares beginning April 1, 2016. On December 20, 2016, Mr. Zelibor was awarded an option to purchase up to 250,000 shares of common stock at an exercise price of $0.565 per share that vested immediately. The amount in column (g) reflects a salary gross up for long term disability premium payments.  Mr. Zelibor’s compensation includes the amount for services rendered to the Company in his capacity as both an officer and a director.

2.

Mr. Marcelli receives a salary of $18,750 per month pursuant to his August 1, 2015 employment agreement, which also provides for him to receive an option to purchase up to 50,000 shares of common stock at an exercise price of $0.67 per share. The options vest 12,500 immediately and the remainder in equal quarterly installments of 12,500 shares. Additionally, in the event Mr. Marcelli’s employment terminates upon his death and key man life insurance is in place for Mr. Marcelli, our Company will continue to pay the base cash compensation described in Mr. Marcelli’s employment agreement to his estate through the remainder of term of his employment agreement, or 12 months, whichever is longer. On July 1, 2015, (i) an option to purchase up to 100,000 shares of common stock at an exercise price of $1.50 per share issued August 1, 2010 and set to expire on July 31, 2015; and (ii) an option to purchase up to 1,050,000 shares of common stock at an exercise price of $1.75 per share issued August 1, 2008 and set to expire on July 31, 2015, were cancelled, and on that same date, Mr. Marcelli received an option to purchase up to1,150,000 shares of common stock at an exercise price of $.70 that vested immediately. On March 31, 2016, Mr. Marcelli received a cash bonus of $15,000. The amount in column (g) reflects a salary gross up for long term disability premium payments and, during 2016, a gross up for payment of taxes on the cash bonus.  On March 16, 2017, Mr. Marcelli’s employee agreement was amended, effective May 1, 2017, to (i) increase his base salary to $250,000 per year, and (ii) extend his employee agreement’s expiration date to December 31, 2019.  Mr. Marcelli’s compensation includes the amount for services rendered to the Company in his capacity as both an officer and a director.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and are reported in the Summary Compensation Table above in the columns (e) and (f).

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2016, our latest fiscal year end.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options(#) exercisable (b)	Number of securities underlying unexercised options(#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares of units of stock that have not vested ($) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (j)

Thomas E. Zelibor	—	—	—	—	—	—	—	—	—
CEO, Chairman of the	50,000	50,000	—	0.86	11/09/25	—	—	—	—
Board(1)(3)	350,000	—	—	0.70	6/30/25	—	—	—	—
	250,000	—	—	0.565	12/19/26	—	—	—	—
	500,000	—	—	1.30	4/30/22	—	—	—	—
	40,000	—	—	0.92	3/4/24	—	—	—	—

James S. Marcelli	50,000	—	—	0.67	8/9/25	—	—	—	—
President, COO,	1,150,000	—	—	0.70	6/30/25	—	—	—	—
Director(2)(3)	100,000	—	—	1.00	5/16/23	—	—	—	—

———————

1.

On November 10, 2015, Mr. Zelibor received an option to purchase up to 100,000 shares of common stock at an exercise price of $.86 per share. The option vests 12,500 shares on January 1, 2016 and the remaining vest quarterly in equal installments of 12,500 shares beginning April 1, 2016. On July 1, 2015, Mr. Zelibor received an option to purchase up to 350,000 shares of common stock at an exercise price of $.70 that vested immediately. On March 4, 2014, Mr. Zelibor received an option to purchase 40,000 shares of common stock at an exercise price of $0.92 per share. The options vested quarterly over one year in equal installments of 10,000 beginning April 1, 2014. On May 1, 2012, Mr. Zelibor received an option to purchase up to 500,000 shares of common stock at an exercise price of $1.30 per share. The options vested quarterly over one year in equal installments of 125,000 shares per quarter beginning May 1, 2012.  On December 20, 2016, Mr. Zelibor received an option to purchase up to 250,000 shares of common stock at an exercise price of $0.565 per share. The option vested immediately.

2.

On August 10, 2015, Mr. Marcelli received an option to purchase 50,000 shares of common stock.  The options vest 12,500 immediately and the remainder in equal quarterly installments of 12,500 shares.  On July 1, 2015, Mr. Marcelli received an option to purchase up to 1,150,000 shares of common stock at an exercise price of $.70 that vested immediately.  August 1, 2013, Mr. Marcelli received an option to purchase up to 100,000 shares of common stock. The options vested in equal installments of 25,000 options with the first installment vesting on August 1, 2013 and the remaining installments vesting quarterly commencing on October 1, 2013.

3.

In the event of a change in control of our Company, such person’s options will become fully vested and/or exercisable, as the case may be, immediately prior to such change in control, and shall remain exercisable as set forth in their stock option agreement.

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our December 31, 2016 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Thomas E. Zelibor (1)	—	—	—	—	—	—	—
James S. Marcelli (1)	—	—	—	—	—	—	—
Andrew J. Ashton (1)	—	—	—	—	—	—	—
William C. Pickett, III (2)	—	—	21,475	—	—	—	21,475
Joseph A. Miller (3)	—	—	88,851	—	—	—	88,851
Ronald A. Bucchi, (4)	—	—	21,475	—	—	—	21,475
Siraj Nour El-Ahmadi (5)	—	—	57,726	—	—	—	57,726
George L. Lauro (6)	—	—	52,187	—	—	—	52,187
Michael Lebby (7)	40,000	24,000	44,129	—	—	—	108,129

———————

(1)

Serves as an executive officer and a director, but receives no additional compensation for serving as a director.

(2)

On March 4, 2015, Mr. Pickett received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2015.  On February 1, 2016, Mr. Pickett received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2016. As of December 31, 2016, Mr. Pickett holds options to purchase up to 600,000 shares of common stock.

(3)

On May 10, 2016, Dr. Miller received an option to purchase up to 200,000 shares of common stock at an exercise price of $.60 that vest immediately. On March 4, 2015, Dr. Miller received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2015.  On February 1, 2016, Dr. Miller received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2016. As of December 31, 2016, Dr. Miller holds options to purchase up to 350,000 shares of common stock.

(4)

On June 11, 2012, Mr. Bucchi received an option to purchase up to 200,000 shares of common stock at an exercise price of $0.90 that vest pursuant to the following schedule: 50,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 50,000 options per year commencing on June 11, 2013. On March 4, 2015, Mr. Bucchi received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2015.  On February 1, 2016, Mr. Bucchi received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2016. As of December 31, 2016, Mr. Bucchi holds options to purchase up to 400,000 shares of common stock.

(5)

On November 1, 2013, Mr. El-Ahmadi received an option to purchase up to 200,000 shares of common stock at an exercise price of $0.93 that vest pursuant to the following schedule: 50,000 shares on November 1, 2013 and the remaining options vest in equal annual installments of 50,000 options per year commencing on November 1, 2014. On March 4, 2015, Mr. El-Ahmadi received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2015.  On February 1, 2016, Mr. El-Ahmadi received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2016. As of December 31, 2016, Mr. El-Ahmadi holds options to purchase up to 350,000 shares of common stock.

(6)

On May 12, 2014, Mr. Lauro received an option to purchase up to 200,000 shares of common stock at an exercise price of $0.763 that vest pursuant to the following schedule: 50,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 50,000 options per year commencing on May 12, 2015.  On March 4, 2015, Mr. Lauro received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2015.  On February 1, 2016, Mr. Lauro received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2016. Mr. Lauro resigned as a member of our Board of Directors, effective on July 31, 2016.

(7)

During 2016 Dr. Lebby received $40,000 in cash and 35,498 shares of common stock as compensation for serving on our Operations Committee. On August 26, 2015, Dr. Lebby received an option to purchase up to 200,000 shares of common stock at an exercise price of $0.69 that vest pursuant to the following schedule: 50,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 50,000 options per year commencing on August 26, 2016.  On February 1, 2016, Dr. Lebby received an option to purchase up to 50,000 shares of common stock at an exercise price of $0.80 that vest pursuant to the following schedule: 20,000 shares vested immediately; and the remaining options vest in 3 equal annual installments of 10,000 options per year commencing on April 1, 2016. As of December 31, 2016, Dr. Lebby holds options to purchase up to 250,000 shares of common stock.

In the event of a change in control of our Company, all of the above person’s options become fully vested and/or exercisable, as the case may be, immediately prior to such change in control, and shall remain exercisable as set forth in their stock option agreement.

Compensation Policies and Practices As They Relate To Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2016.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	5,637,500 (1)	$0.82	2,720,000
Equity compensation plans not approved by security holders (2)	1,462,500	$0.78	0
Total	7,100,000	$0.81	2,720,000

1.

Reflects shares issued pursuant to our 2007 Employee Stock Plan and our 2016 Equity Incentive Plan, both of which are for the benefit of our directors, officers, employees and consultants. We have reserved 3,000,000 shares of common stock for such persons pursuant to our 2016 Equity Incentive Plan. On June 24, 2016, we terminated our 2007 Employee Stock Plan, except as to options to acquire up to 5,738,050 shares of common stock outstanding on that date, and no further awards are made under that plan.

2.	Comprised of common stock purchase warrants we issued for services.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, we had outstanding 69,717,642 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. Pursuant to our bylaws and the Nevada Revised Statutes, directors will be elected by a plurality of the votes cast in person or by proxy, meaning the four (4) nominees receiving the most votes will be elected as directors. A majority of shares entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present is required for all other items. Shareholders are not entitled to cumulative voting with respect to any matter.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Management

Name and Address (1)	Amount and Nature of Beneficial Ownership (2)		% Owned (3)(4)

Thomas E. Zelibor Chief Executive Officer, Principal Executive Officer and Chair of the Board of Directors	1,284,324	(5)	1.8%
James S. Marcelli President, Chief Operating Officer, Principal Financial Officer and Director	1,553,400	(6)	2.2%
Andrew J. Ashton Senior Vice President andSecretary	2,981,667		4.2%
William C. Pickett, III Director	651,000	(7)	*
Joseph A. Miller, Jr. Director	406,800	(8)	*
Ronald A. Bucchi Director	617,400	(9)	*
Siraj Nour El-Ahmadi Director	350,000	(10)	*
Michael Lebby Director	220,044	(11)	*
Frederick J. Leonberger Director	725,000	(12)	*
Directors and Officers as a Group (9 Persons):	8,789,635		12.6%

———————

* Less than 1%.

(1)

In care of our Company at 1831 Lefthand Circle, Suite C, Longmont, CO 80501.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the Record Date.

(3)

Based on 69,717,642 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2007 Employee Stock Plan and our 2016 Equity Incentive Plan and (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the Record Date, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(5)

Consists of 50,124 shares of common stock, an option to purchase up to 1,227,500 shares of common stock exercisable within 60 days from the Record Date and a warrant to purchase up to 6,700 shares of common stock exercisable within 60 days from the Record Date.

(6)

Consists of 246,700 shares of common stock, an option to purchase up to 1,300,000 shares of common stock exercisable within 60 days from the Record Date, and a warrant to purchase up to 6,700 shares of common stock exercisable within 60 days from the Record Date.

(7)

Consists of 21,000 shares of common stock and an option to purchase up to 630,000 of common stock exercisable within 60 days from the Record Date.

(8)

Consists of 13,400 shares of common stock, options to purchase up to 380,000 shares of common stock exercisable within 60 days from the Record Date and warrants to purchase up to 13,400 shares of common stock exercisable within 60 days from the Record Date.

(9)

Consists of 174,000 shares of common stock, an option to purchase up to 430,000 shares of common stock exercisable within 60 days from the Record Date and warrants to purchase up to 13,400 shares of common stock exercisable within 60 days from the Record Date. Mr. Bucchi disclaims beneficial ownership of 53,000 shares held by his spouse.

(10)

Consists of an option to purchase up to 350,000 shares of common stock exercisable within 60 days from the Record Date.

(11)

Consists of 60,044 shares of common stock and an option to purchase up to 160,000 shares of common stock exercisable within 60 days from the Record Date.

(12)

Consists of a warrant to purchase up to 725,000 shares of common stock exercisable within 60 days from the Record Date.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (3)	% of Class Owned (4)

Mary Goetz (2)	4,517,306	6.4%

———————

(1)

In care of our Company at 1831 Lefthand Circle, Suite C, Longmont, CO 80501.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

(3)

Based on 69,717,642 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2007 Plan or our 2016 Plan, or (ii) outstanding warrants to purchase shares of our common stock.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

The Board of Directors is divided into three classes, currently comprised of: (i) two Class I directors, one of whose term will expire at the 2018 Annual Meeting and one of whose term will expire at the 2017 Annual Meeting because he was elected to the Board on April 1, 2017 by the Board to serve until the 2017 Annual Meeting; (ii) three Class II directors, all of whose terms will expire at the 2019 Annual Meeting; and (iii) three Class III directors, all of whose terms will expire at the 2017 Annual Meeting. The Board believes that a classified Board of Directors provides continuity and stability in pursuing the Company's policies and strategies and reinforces its commitment to long term perspective and value creation.

Nominees for Election as Director

At the time of the Annual Meeting, our Board of Directors will consist of eight directors: Thomas E. Zelibor; James S. Marcelli; William C. Pickett, III; Joseph A. Miller, Jr.; Ronald A. Bucchi; Siraj Nour El-Ahmadi; Michael S. Lebby and Frederick J. Leonberger.  At the Annual Meeting, the shareholders will elect: (i) one Class I director to serve until the 2018 Annual Meeting or until his successor is duly elected and qualified; and (ii) three Class III directors to serve until the 2020 Annual Meeting or until their successors are duly elected and qualified.

The Board proposes that the individuals listed below as Class III nominees be elected as Class III directors and that the individual listed below as a Class I nominee be elected as a Class I director. Each nominee has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy.

The names of the Class III and Class I nominees are set forth below:

Name	Position(s) with the Company	Term	Year First Elected Director
Thomas E. Zelibor	Chm. of the Board of Directors, Chief Executive Officer	Class III	2008
James S. Marcelli	Director, President, Chief Operating Officer	Class III	2008
William C. Pickett, III	Director	Class III	2008
Frederick J. Leonberger	Director	Class I	2017

Directors Not Standing for Election

The names of the Directors who are not standing for election at the Annual Meeting are the following Class I director whose term expires in 2018; and the following Class II directors, whose terms expire in 2019:

Name	Position(s) with the Company	Class	Year First Elected Director
Siraj Nour El-Ahmadi	Director	Class I	2012
Joseph A. Miller, Jr.	Director	Class II	2011
Ronald A. Bucchi	Director	Class II	2012
Michael S. Lebby	Director	Class II	2014

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above Nominees.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2017

We are asking shareholders to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Morison Cogen LLP was our independent registered public accounting firm for our fiscal year ended December 31, 2016. A representative of Morison Cogen, LLP is expected to be present at the Annual Meeting and they will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

The aggregate fees billed for professional services by Morison Cogen, LLP during 2016 and 2015 were as follows:

	2016	2015

Audit Fees	$61,375	$54,400
Audit-Related Fees	—	—
Tax Fees	6,000	6,000
All Other Fees	—	—

Audit Fees are the fees billed during the years ended December 31, 2016 and December 31, 2015 for professional services rendered by Morison Cogen, LLP for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by Morison Cogen, LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2016 and December 31, 2015 for assurance and related services by Morison Cogen, LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees are the fees billed during the years ended December 31, 2016 and December 31, 2015 for tax compliance by Morison Cogen, LLP.

All Other Fees are the aggregate fees billed for products and services provided during the years ended December 31, 2016 and December 31, 2015 by Morison Cogen, LLP, other than the services reported in the above categories.

Audit Committee Pre-Approval Policies.

The Company’s audit committee currently does not have any pre-approval policies or procedures concerning services performed by Morison Cogen, LLP. All the services performed by Morison Cogen, LLP that are described above were pre-approved by the Company’s audit committee.

None of the hours expended on Morison Cogen, LLP’s engagement to audit the Company’s financial statements for the years ended December 31, 2016 and December 31, 2015 were attributed to work performed by persons other than Morison Cogen, LLP’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the proposal to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

In order for shareholder proposals to be included in our proxy statement for the 2018 Annual Meeting, we must receive them at our principal executive offices, 1831 Lefthand Circle, Suite C, Longmont, CO 80501, by December 14, 2017, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2017 Annual Meeting of Shareholders. All other shareholder proposals, including nominations for directors, in order to be voted on at the 2018 Annual Meeting, must be received by us not earlier than January 18, 2018 and not later than February 17, 2018 being, respectively, 120 days and 90 days prior to the date of the first anniversary of the 2017 Annual Meeting of Shareholders. In the event that the 2018 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2017 Annual Meeting of Shareholders, notice by a shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2018 Annual Meeting is mailed or such public disclosure of the date of the 2018 Annual Meeting is made, whichever first occurs.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

Longmont, CO

April 13, 2017

LIGHTWAVE LOGIC, INC. c/o BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:☒	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:						number(s) of the nominee(s) on the line below.
1.	Election of Directors		☐	☐	☐
Nominees:

	01 Thomas E. Zelibor	02 James S. Marcelli	03 William C. Pickett, III			04 Frederick J. Leonberger

The Board of Directors recommends you vote FOR proposal 2.							For	Against	Abstain

2.	Ratification of the appointment of Morison Cogen LLP to serve as the Company’s Independent Registered Public Accounting firm for fiscal year 2017.						☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

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LIGHTWAVE LOGIC, INC.
Annual Meeting of Shareholders
May 18, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Thomas E. Zelibor and/or James S. Marcelli with the power of substitution and resubstitution to vote any and all shares of capital stock of Lightwave Logic, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Thursday, May 18, 2017 at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side